Morgan Stanley Dean Witter                                     October 2, 2000
Securitized Products Group
                            Morgan Stanley Dean Witter

                                 CMBS New Issue
                          PNC Mortgage Acceptance Corp.
                                 Series 2000-C2

                             Preliminary Term Sheet


                         -----------------------------
                    Expected Pricing Date: October [ ], 2000
                         -----------------------------

                                  $925,607,000
                                  (Approximate)

                           Midland Loan Services, Inc.
                                    CIBC Inc.
                Morgan Stanley Dean Witter Mortgage Capital Inc.
                                   as Sellers

                          Midland Loan Services, Inc.,
                   as Master Servicer and as Special Servicer

                  Commercial Mortgage Pass-Through Certificates

                         -----------------------------

MORGAN STANLEY DEAN WITTER                          PNC CAPITAL MARKETS
CIBC WORLD MARKETS CORP.                      DEUTSCHE BANC ALEX. BROWN

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
            NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $925,607,000 (Approximate)
                          PNC Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C2


Transaction Highlights

>> Contributors:
--------------------------------------------------------------
Sellers     No. of        Cut-Off Date Balance
             Loans                                  % of Pool
--------------------------------------------------------------
--------------------------------------------------------------
 Midland      119           $446,060,133               41.4
 CIBC          43           $411,442,994               38.2
 MSDWMC        28           $218,785,231               20.3
--------------------------------------------------------------
 Total:       190         $1,076,288,358              100.0%
--------------------------------------------------------------
>> Loan Pool:
  o  Average Loan Balance:  $5.7 million   o  Five Largest Loans: $224.0 million
     (0.5% of Pool)                           (20.8% of Pool)
  o  Largest Loan Balance: $59.9 million   o  Thirteen Largest Loans: $430.8
     (5.6% of Pool                            million (40.0% of Pool)
>> Credit Statistics:
  o  Weighted average debt service         o  Weighted average cut-off date
     coverage ratio of  1.35x                 loan-to-value ratio of  71.2%
>> Property Types:
o  Retail, office, industrial & multifamily properties comprise 88.9% of  Pool

                    Retail                      32.6%
                    Office                      29.0%
                    Multifamily                 18.5%
                    Hospitality                  8.8%
                    Industrial                   8.8%
                    Manufactured Housing         1.1%
                    Self-Storage                 0.8%
                    Other                        0.4%

>> Call Protection:
o  Lockout period followed by defeasance: 81.4% of Pool
o Lockout period followed by yield maintenance or the greater of yield mainten-ance and 1%, 3% or 5% of the principal amount prepaid: 18.6% of Pool

>> Collateral  Terms:  The  Pool  has  a  weighted   average   mortgage  rate of
   8.208%  and a weighted average remaining term of  115 months

>> Collateral Information:  Updated loan information will be part of the monthly remittance report available from the Trustee in addition to detailed payment and delinquency information. Updated property operating and occupancy information, to the extent delivered by borrowers, will be available to Certificateholders from the Master Servicer

>> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG

>> It is expected that this transaction will be included as a part of the Lehman
   Aggregate Bond Index

                                      T-2
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $925,607,000 (Approximate)
                          PNC Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C2

OFFERED CERTIFICATES
--------------------
   -----------------------------------------------------------------------------
                                      Rating   Average                Initial
                         Subordination (S&P/     Life   Principal   Pass-Through
    Class    Amount(1)     Levels    Moody's)  (years)  Window(3)      Rate(4)
                                                 (2)                      (5)
   -----------------------------------------------------------------------------
     A-1    $200,612,000   23.75%     AAA/Aaa    5.70   11/00 - 09/08     [ ]
   -----------------------------------------------------------------------------
     A-2    $620,057,000   23.75%     AAA/Aaa    9.40   09/08 - 09/10     [ ]
   -----------------------------------------------------------------------------
     B       $43,052,000   19.75%     AA/Aa2     9.89   09/10 - 09/10     [ ]
   -----------------------------------------------------------------------------
     C       $48,433,000   15.25%      A/A2      9.89   09/10 - 09/10     [ ]
   -----------------------------------------------------------------------------
     D       $13,453,000   14.00%      A-/A3     9.97   09/10 - 10/10     [ ]
   -----------------------------------------------------------------------------

PRIVATE CERTIFICATES (6)
------------------------
   -----------------------------------------------------------------------------
                                      Rating   Average               Initial
                        Subordination (S&P/    Life     Principal  Pass-Through
    Class   Amount(1)     Levels     Moody's) (years)(2) Window(3)   Rate(4)
                                                                     (5) (7)
   -----------------------------------------------------------------------------
      X    $1,076,288,358   --       AAA/Aaa     9.03      --            [ ]
   -----------------------------------------------------------------------------
     E-O    $150,681,358    --          --       --        --            --
   -----------------------------------------------------------------------------

Notes:  (1)    In the case of each such Class,  subject to a permitted  variance of plus or minus 5%. The Class X Notional  Amount is equal to the sum of all Certificate Balances outstanding from time to time.
        (2)    Based on Maturity  Assumptions  and a 0% CPR as  described in the
               Prospectus Supplement.
        (3)    Principal  Window is the period  during  which  distributions  of principal  are  expected  to be  made  to  the  holders  of  each designated Class in accordance with the Maturity  Assumptions and a 0% CPR as described in the Prospectus Supplement.
        (4)    Other  than the  Class E,  Class  F,  Class G and  Class X of the private  certificates,  each Class of  Certificates  will  accrue interest  generally at a fixed rate of interest  subject to a WAC cap.
        (5)    The Pass-Through Rates on each of the  Classes will be determined at pricing.
        (6)    Certificates to be offered privately pursuant  to Rule  144A  and are not offered hereby.
        (7)    The Pass-Through  Rate on  the  Class  X  Certificates   on  each
               Distribution Date will equal, in general, the NWAC Rate minus the weighted average of the Pass-Through Rates of the classes of certificates that are entitled to distributions of principal.

                                      T-3
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $925,607,000 (Approximate)
                          PNC Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C2

I. Issue Characteristics
   ---------------------

   Issue Type:      Public:   Class  A-1,   A-2,  B,  C  and  D  (the   "Offered
                    Certificates")

                    Private (Rule 144A): Class X, E, F, G, H, J, K, L, M, N and O (not offered hereby)

   Securities       Five  monthly  pay,  multi-class  fixed-rate  principal  and
   Offered:         interest    sequential   pay   commercial   mortgage   REMIC
                    Pass-Through Certificates

   Collateral:      The  collateral   consists  of  a  $1,076,288,358   pool  of
                    fixed-rate commercial and multifamily Mortgage Loans

   Sellers: Midland Loan Services, Inc., CIBC Inc. and Morgan Stanley Dean Witter Mortgage Capital Inc.

   Book-Running
   Manager:         Morgan Stanley & Co. Incorporated

   Co-Lead
   Managers:        Morgan Stanley & Co.  Incorporated  and PNC Capital Markets,
                    Inc.
   Co-Managers:     CIBC World  Markets Corp.  and Deutsche Bank Securities Inc.

   Master
   Servicer:        Midland Loan Services, Inc.

   Special
   Servicer:        Midland Loan Services, Inc.

   Trustee/Fiscal
   Agent:           LaSalle Bank National Association / ABN AMRO Bank N.V.

   Pricing Date:    On or about October [  ], 2000

   Closing Date:    On or about October [  ], 2000

   Distribution     The 15th of each  month,  or if the  15th is not a  business
   Dates:           day, the next business day beginning in November, 2000

   Cut-Off Date:    October 1, 2000

   Minimum
   Denominations:   $25,000 for Class A Certificates; $50,000 for Class B, C and
                    D Certificates

   Settlement
   Terms: DTC, Euroclear and Clearstream, same day funds, with accrued interest

   Legal/           Class  A-1  and A-2 Certificates are expected to be eligible
   Regulatory       for exemptive  relief under ERISA.  No Class of Certificates
   Status:          is SMMEA eligible

   Risk Factors:    THE  CERTIFICATES  INVOLVE  A DEGREE  OF RISK AND MAY NOT BE
                    SUITABLE FOR ALL INVESTORS.  SEE THE "RISK FACTORS"  SECTION
                    OF THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS

                                      T-4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $925,607,000 (Approximate)
                          PNC Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C2

II.  Structure Characteristics
     -------------------------

     Class A-1, A-2, B, C and D certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class E, F and G Certificates are weighted average coupon REMIC Pass-Through Certificates. The Class X Certificates are variable rate interest only REMIC Pass-Through Certificates. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.


                                                         Class X (1)(2)
         Class A-1                  AAA/Aaa [ ]%             $200.6 MM

         Class A-2                  AAA/Aaa [ ]%             $620.1 MM

         Class B                    AA/Aa2 [ ]%               $43.1 MM

         Class C                     A/A2 [ ]%                $48.4 MM

         Class D                     A-/A3 [ ]%               $13.5 MM

         Class E (2)                BBB+/Baa1                 $13.5 MM
                                    NWAC - [ ]%

         Class F (2)                BBB/Baa2                  $18.8 MM
                                    NWAC - [ ]%

         Class G (2)                BBB-/Baa3                 $16.1 MM
                                       NWAC

         Classes H-O (2)                [ ]%                 $102.2 MM


   Note: (1)   Class X is entitled to interest  (on a notional  amount  equal to the aggregate pool balance) at an annual rate generally equal to the difference between the weighted average of the net mortgage rates over the weighted average of the pass-through rates for the classes of Principal Balance Certificates.

         (2) To be placed privately pursuant to Rule 144A and not offered hereby.

                                      T-5
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $925,607,000 (Approximate)
                          PNC Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C2

  Interest          Each Class of Certificates (other than the Class V and Class
  Distributions:    R Certificates)  will be entitled on each  Distribution Date
                    to  interest  accrued  at  its  Pass-Through   Rate  on  the
                    outstanding Certificate Balance or Notional Amount of such Class, as applicable.

  Pass-Through
  Rates:            Class A-1:   [   ]
                    Class A-2:   [   ]
                    Class B:     [   ]
                    Class C:     [   ]
                    Class D:     [   ]
                    Classes E-O: --
                    Class X:     See Note on page T-2

                    The Pass-Through Rate for each class of Principal Balance Certificates for any Distribution Date will not exceed the weighted average net mortgage rate ("NWAC") for such Distribution Date.

  Principal         Principal will be distributed on each  Distribution  Date to
  Distributions:    the most senior  Class  (i.e.,  the Class with the  earliest alphabetical/numerical  Class  designation) of the Principal
                    Balance  Certificates  outstanding,  until  its  Certificate
                    Balance is reduced to zero (sequential order). If, due to losses, the Certificate Balances of the Class B through Class O Certificates are reduced to zero, payments of principal to the Class A-1 and A-2 Certificates will be made on a pro rata basis.

                                      T-6
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $925,607,000 (Approximate)
                          PNC Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C2


   Prepayment       Any Prepayment  Premium collected with respect to a Mortgage
   Premium          Loan  during  any  particular   Collection  Period  will  be
   Allocation:      distributed  to the  holders  of  each  Class  of  Principal
                    Balance Certificates (other than an excluded class as defined below) then entitled to distributions of principal on such distribution date. Such class will be entitled to an aggregate amount (allocable on a pro rata basis based on principal payments if there is more than one Class of Principal Balance Certificates entitled to a distribution of principal) equal to the lesser of (a) such Prepayment
                    Premium Payment and (b) such Prepayment Premium Payment multiplied by a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate applicable to the most senior of such Classes of Principal Balance
                    Certificates  then  outstanding  (or,  in  the  case  of two
                    Classes of Class A Certificates, the one with the earlier payment priority), over the relevant Discount Rate (as defined in the Prospectus Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage
                    Rate of the Mortgage  Loan that  prepaid,  over the relevant
                    Discount Rate.

                    The portion, if any, of the Prepayment Premium remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X Certificates. For the purposes of the foregoing, the classes H, J, K, L, M, N and O are the excluded classes. The following is an example of the Prepayment Premium Allocation under (b) above based on the information contained herein and the following assumptions:

                    o  Two Classes of Certificates: Class A-1 and X
                    o The characteristics of the Mortgage Loan being prepaid are as follows
                         -  Loan Balance: $10,000,000
                         -  Mortgage Rate: 8.00%
                         -  Maturity Date: 10 years (October 1, 2010)
                    o  The Discount Rate is equal to 5.75%
                    o  The Class A-1 Pass Through Rate is equal to 7.00%


                                                Class A-1           Class X
                Method                        Certificates        Certificates
-------------------------------------------  ---------------   -----------------

(Class A-1 Pass Through Rate-Discount Rate)  (7.00% - 5.75%)   (100.00% -55.56%)
-------------------------------------------  ---------------
      (Mortgage Rate - Discount Rate)        (8.00% - 5.75%)

                                             ---------------   -----------------
Prepayment Premium Allocation                    55.56%             44.44%

                                      T-7
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $925,607,000 (Approximate)
                          PNC Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C2


   Credit           Each Class of Certificates  (other than Classes A-1, A-2 and
   Enhancement:     X) will be  subordinate to all other Classes with an earlier alphabetical Class designation.

   Advancing:       The Master  Servicer,  the Trustee and the Fiscal  Agent (in
                    that order) will each be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance (and the Special Servicer will be obligated to make emergency Servicing Advances), but only to the extent that such Advances are deemed recoverable.

   Realized Losses Realized Losses and Expense Losses, if any, will be and Expense allocated to the Class O, Class N, Class M, Class L, Class
   Losses:          K,  Class J,  Class H,  Class G,  Class F, Class E, Class D,
                    Class C and Class B Certificates, in that order, and then to Classes A-1 and A-2, pro rata, in each case reducing amounts payable thereto. Any interest shortfall of any Class of Certificates will result in unpaid interest for such Class which will be payable, without interest, in subsequent periods, subject to available funds.

   Prepayment/      For  any  Distribution  Date,  any  Net Aggregate Prepayment
   Balloon          Interest Shortfall  not  offset by the Master  Servicing Fee
   Interest         (but not to exceed 0.02% per annum per loan), will generally
   Shortfalls:      be  allocated  pro  rata to each  Class of  Certificates  in
                    proportion  to  its   entitlement  to  interest.

   Appraisal        An  appraisal  reduction  generally  will  be created in the
   Reductions:      amount,   if  any,  by  which  the  Principal  Balance  of a
                    Specially Serviced Mortgage Loan (plus other amounts overdue in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property, plus reserves for escrows (other than taxes and insurance) that are pledged as collateral for the loan. The Appraisal Reduction Amount will reduce proportionately the amount of delinquent interest advanced for such loan, which reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal Balance Certificate outstanding.

                    An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has become a corrected mortgage loan, as defined in the Prospectus Supplement.

                                      T-8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $925,607,000 (Approximate)
                          PNC Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C2

   Operating        The  Operating  Adviser,  which  may  be  appointed  by  the
   Adviser:         Controlling Class, will have the right to advise the Special
                    Servicer with respect to certain actions regarding Specially
                    Serviced Mortgage Loans.  Examples include the right to make
                    certain  modifications,   foreclose,   sell,  bring  an  REO
                    Property into environmental compliance or accept substitute or additional collateral. In addition, subject to the satisfaction of certain conditions, the Operating Adviser will have the right to direct the Trustee to remove the Special Servicer and appoint a successor Special Servicer that must be acceptable to each Rating Agency.

   Controlling      The Controlling Class will generally be the most subordinate
   Class:           Class of  Certificates  outstanding  at any time or,  if the
                    Certificate Balance of such Class is less than 25% of the initial Certificate Balance of such Class, the next most subordinate Class of Principal Balance Certificates still outstanding will be the controlling class.

   Special          In general, the Special Servicer has the right to modify the
   Servicer:        terms of a Specially Serviced Mortgage Loan if it determines that the related borrower is in default or default is reasonably foreseeable and such modification would increase the net present value of the proceeds to the Trust, provided that the Special Servicer generally may not extend the maturity date of a Mortgage Loan beyond two years prior to the Rated Final Distribution Date.

   Optional         The  majority  holders of the  Controlling  Class,  then the
   Termination:     Master  Servicer,  then the  Special  Servicer  and then the holder of a majority of the R-I  Certificates  will have the option to purchase,  in whole but not in part, the remaining assets  of the Trust on or after  the  Distribution  Date on which the current  aggregate stated principal balance of the
                    Mortgage  Loans is less  than or equal to 1% of the  initial aggregate  stated  principal  balance of the Mortgage Loans.
                    Such  purchase  price will  generally be at a price equal to the  sum of (1) the  unpaid  aggregate  Scheduled  Principal
                    Balance  of the  Mortgage  Loans,  plus  accrued  and unpaid interest, (2) unreimbursed Advances and interest thereon and
                    (3) the appraised value of any REO property.
                                      T-9
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $925,607,000 (Approximate)
                          PNC Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C2

  Reports to        The Trustee will prepare and make  available  electronically
  Certificate-      (or,  upon  request,  provide by first class mail) a monthly
  holders:          report to  Certificateholders.  The Trustee's monthly report and the reports and files comprising the Commercial Mortgage
                    Securities Association Investor Reporting Package will be available electronically on the Trustee's internet website at www.lnbabs.com. Information regarding the Mortgage Loans will also be available through Midland's internet-based investor reporting system, CMBS Investor Insightsm, at www.midlandls.com.


                                      T-10
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $925,607,000 (Approximate)
                          PNC Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C2

III.  SELLERS       Midland Loan Services, Inc.
      -------       ---------------------------

                    The Mortgage Pool includes 119 Mortgage Loans, representing approximately 41.4% of the Initial Pool Balance, which were originated by or on behalf of PNC Bank N.A. or Midland Loan Services, Inc. ("MLS").

                    MLS is a wholly owned subsidiary of PNC Bank, National Association. MLS is a real estate financial services company engaged in the servicing and origination of commercial and multifamily mortgage loans. PNC Capital Markets is an affiliate of MLS.

                    CIBC Inc.
                    ---------

                    The Mortgage Pool includes 43 Mortgage Loans, representing approximately 38.2% of the Initial Pool Balance, which were either acquired or originated by or on behalf of CIBC Inc.

                    CIBC Inc. is a majority owned subsidiary of Canadian Imperial Holdings Inc. and is incorporated under the laws of Delaware. Canadian Imperial Holdings Inc. is a wholly owned subsidiary of CIBC Delaware Holdings Inc., also a Delaware corporation, which is a subsidiary of Canadian Imperial Bank of Commerce, a bank chartered under the Bank Act of Canada. CIBC Inc. is a commercial finance company that originates commercial and multifamily real estate loans, purchases participations in loans from third-party lenders and otherwise extends credit to Fortune 1000 companies. CIBC Inc. is an affiliate of CIBC World Markets Corp., formerly known as CIBC Oppenheimer Corp.

                    Morgan Stanley Dean Witter Mortgage Capital, Inc. ("MSDWMC")
                    ------------------------------------------------------------

                    The Mortgage Pool includes 28 Mortgage Loans, representing approximately 20.3% of the Initial Pool Balance, that were originated on behalf of MSDWMC.

                    MSDWMC is a subsidiary of Morgan Stanley & Co. Incorporated and was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.

                                      T-11
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $925,607,000 (Approximate)
                          PNC Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C2

 IV.   Collateral Description
       ----------------------

       Summary: The Mortgage Pool consists of a $1,076,288,358 pool of 190 fixed-rate, mortgage loans secured by liens on commercial and multifamily properties located throughout 36 jurisdictions. As of the Cut-Off Date, the Mortgage Loans have a weighted average mortgage rate of 8.208% and a weighted average remaining term to maturity of 115 months. See the Appendices to the Prospectus Supplement for more detailed collateral information.

        Seismic     For loans  originated by Midland,  PNC Bank,  N.A.,  CIBC or
        Review      MSDWMC,   all  loan   requests   secured  by  properties  in
        Process:    California are subject to a third party seismic report.

                    Generally, any proposed loan originated by Midland, PNC Bank, N.A., CIBC or MSDWMC as to which the property was estimated to have a PML in excess of 20% of the estimated replacement cost would either be subject to a lower loan-to-value limit at origination, be conditioned on seismic upgrading, be conditioned on satisfactory earthquake insurance or be declined.

                                      T-12
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $925,607,000 (Approximate)
                          PNC Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C2

                                                Significant Mortgage Loans

                                                                                    Percent
                                                                                      of       Units/            Current   Balloon
                                                           Property      Current     Total     Square            Loan to   Loan to
   Property Name                   City             State  Type          Balance    Balance     Feet      DSCR    Value     Value
   -----------------------------   --------------   -----  --------    -----------  -------   ---------   ----   -------   -------
   475 Park Avenue South           New York          NY    Office      $59,946,195    5.6%      408,517   1.36    63.8%     58.1%
   Camino Real Marketplace         Goleta            CA    Retail      $49,000,000    4.6%      497,474   1.33    74.6%     68.4%
   Courtyard by Marriott           New York          NY    Hotel       $45,000,000    4.2%          244   1.49    67.2%     56.6%
   AppleTree Business Park         Cheektowaga       NY    Office      $37,227,201    3.5%      434,593   1.31    72.3%     65.3%
   Bozzuto's Warehouse and         Cheshire          CT    Industrial  $32,843,136    3.1%      986,565   1.39    67.0%     64.0%
   Distribution Facility
   500 North Capitol               Washington        DC    Office      $29,539,428    2.7%      175,698   1.25    74.6%     67.6%
   Arcadia Crossing Power Center   Phoenix           AZ    Retail      $29,367,163    2.7%      446,433   1.20    74.3%     67.2%
   Sweetheart Cup Distribution     Hampstead         MD    Industrial  $27,000,000    2.5%    1,034,470   1.36    73.7%     66.5%
   Center
   Triangle Plaza II               College Point     NY    Retail      $26,286,819    2.4%      137,984   1.32    79.7%     69.8%
   Solana Beach Town Centre        Solana Beach      CA    Retail      $25,983,319    2.4%      251,272   1.26    74.9%     67.4%
   Continental Teves Building      Auburn Hills      MI    Office      $24,093,491    2.2%      236,770   1.26    75.3%     68.5%
   Discovery Creative &            Silver Springs    MD    Office      $23,581,086    2.2%      148,530   1.30    73.7%     67.0%
   Technology Center
   Springfield Gardens Shopping    Springfield       NY    Retail      $20,948,014    1.9%       96,018   1.23    74.8%     67.6%
   Center                          Gardens
                                                                       ------------  --------
   Total                                                               $430,815,852  40.0%

                                      T-13

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $925,607,000 (Approximate)
                          PNC Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C2

                             GEOGRAPHIC DISTRIBUTION

                      New York                                25.14%
                      California                              16.44%
                      Maryland                                 5.11%
                      Arizona                                  5.02%
                      Texas                                    4.94%
                      Michigan                                 4.63%
                      Virginia                                 4.19%
                      Connecticut                              3.44%
                      Pennsylvania                             3.28%
                      Tennessee                                2.92%
                      District of Columbia                     2.85%
                      Florida                                  2.83%
                      New Jersey                               2.53%
                      Ohio                                     2.40%
                      Mississippi                              1.70%
                      Washington                               1.65%
                      Oregon                                   1.40%
                      Massachusetts                            1.37%
                      Missouri                                 1.15%
                      Georgia                                  1.07%
                      North Carolina                           0.87%
                      Kansas                                   0.85%
                      Illinois                                 0.55%
                      Kentucky                                 0.49%
                      Oklahoma                                 0.48%
                      Nevada                                   0.47%
                      Colorado                                 0.37%
                      Minnesota                                0.35%
                      Nebraska                                 0.34%
                      New Hampshire                            0.26%
                      Indiana                                  0.25%
                      Iowa                                     0.16%
                      Alabama                                  0.15%
                      Utah                                     0.15%
                      Idaho                                    0.11%
                      Delaware                                 0.10%


                                      T-14

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $925,607,000 (Approximate)
                          PNC Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C2

Sellers
-----------------------------------------------------
                       No.     Aggregate       %
                       of    Cut-off Date      of
                      Loans     Balance       Pool
-----------------------------------------------------
CIBC                   43     411,442,994     38.23
MSDWMC                 28     218,785,231     20.33
Midland                119    446,060,133     41.44
-----------------------------------------------------
 Total:                190  1,076,288,358    100.00
-----------------------------------------------------

Current Balances
-----------------------------------------------------
                      No.     Aggregate        %
                       of    Cut-off Date     of
                     Loans     Balance       Pool
-----------------------------------------------------
1 - 1,000,000          5       4,207,801      0.39
1,000,001 - 2,000,000  55     84,667,978      7.87
2,000,001 - 3,000,000  49    119,713,531     11.12
3,000,001 - 4,000,000  24     80,370,846      7.47
4,000,001 - 5,000,000  9      40,583,899      3.77
5,000,001 - 6,000,000  7      39,879,292      3.71
6,000,001 - 7,000,000  4      25,256,353      2.35
7,000,001 - 8,000,000  5      37,869,977      3.52
8,000,001 - 9,000,000  7      59,919,942      5.57
9,000,001 -            3      28,688,011      2.67
10,000,000
10,000,001 -           7      90,574,577      8.42
15,000,000
15,000,001 -           2      33,740,300      3.13
20,000,000
20,000,001 -           3      68,622,592      6.38
25,000,000
25,000,001 >=          10    362,193,261     33.65
-----------------------------------------------------
 Total:               190  1,076,288,358    100.00
-----------------------------------------------------
  Min: 696,932  Max: 59,946,195  Average: 5,664,676
-----------------------------------------------------

States
-----------------------------------------------------
                       No.     Aggregate       %
                       of    Cut-off Date      of
                      Loans     Balance       Pool
-----------------------------------------------------
New York               18     270,576,060     25.14
California             28     176,921,724     16.44
Maryland                4      54,962,134      5.11
Arizona                 9      54,021,553      5.02
Texas                  14      53,185,982      4.94
Michigan                6      49,885,326      4.63
Other                  111    416,735,579     38.72
-----------------------------------------------------
 Total:                190  1,076,288,358    100.00
-----------------------------------------------------

Property Type
-----------------------------------------------------
                       No.     Aggregate       %
                       of    Cut-off Date      of
                      Loans     Balance       Pool
-----------------------------------------------------
Retail                 48     350,997,309     32.61
Office                 38     312,393,723     29.03
Multifamily            63     199,108,395     18.5
Hospitality            15      94,734,571      8.80
Industrial             17      94,180,584      8.75
Manufactured Housing    4      11,734,482      1.09
Self Storage            3       8,692,479      0.81
Other                   2       4,446,815      0.41
-----------------------------------------------------
 Total:                190  1,076,288,358    100.00
-----------------------------------------------------


Mortgage Rates (%)
-----------------------------------------------------
                      No.     Aggregate        %
                       of    Cut-off Date     of
                     Loans     Balance       Pool
-----------------------------------------------------
5.501 - 6.000          3       6,520,642      0.61
6.001 - 6.500          22     47,622,598      4.42
6.501 - 7.000          26     75,280,986      6.99
7.001 - 7.500          13     57,008,525      5.30
7.501 - 8.000          6      44,059,570      4.09
8.001 - 8.500          64    473,132,180     43.96
8.501 - 9.000          46    319,898,568     29.72
9.001 - 9.500          7      47,197,561      4.39
9.501 - 10.000         3       5,567,727      0.52
-----------------------------------------------------
 Total:               190  1,076,288,358    100.00
-----------------------------------------------------
  Min:  5.930   Max:  9.660      Wtd. Avg:  8.208
-----------------------------------------------------

Original Terms to Stated Maturity (mos.)
------------------------------------------------------
                       No.     Aggregate        %
                        of    Cut-off Date     of
                      Loans     Balance       Pool
------------------------------------------------------
  61 - 120             172     989,171,733    91.91
  121 - 180             15      79,642,031     7.40
  181 - 240             3        7,474,594     0.69
------------------------------------------------------
 Total:                190   1,076,288,358    100.00
------------------------------------------------------
  Min:  66      Max:  240        Wtd. Avg.:  122
------------------------------------------------------

Remaining Terms to Stated Maturity (mos.)
------------------------------------------------------
                       No.     Aggregate        %
                       of    Cut-off Date      of
                      Loans     Balance       Pool
------------------------------------------------------
  1 - 60                1       1,178,311      0.11
  61 - 120             170    915,844,931     85.09
  121 - 180            16     151,790,521     14.10
  181 - 240             3       7,474,594      0.69
------------------------------------------------------
 Total:                190  1,076,288,358    100.00
------------------------------------------------------
  Min:  52      Max:  239        Wtd. Avg.:  115
------------------------------------------------------

Balloon Loans
------------------------------------------------------
                       No.     Aggregate        %
                       of    Cut-off Date      of
                      Loans     Balance       Pool
------------------------------------------------------
  Yes                  185   1,064,348,272     98.9
  No                     5      11,940,086      1.1
------------------------------------------------------
 Total:                190   1,076,288,358    100.00
------------------------------------------------------


Debt Service Coverage Ratios (x)
-------------------------------------------------
                  No.     Aggregate        %
                  of    Cut-off Date      of
                 Loans     Balance       Pool
-------------------------------------------------
1.16 - 1.25       49     265,708,556     24.69
1.26 - 1.35       58     419,566,651     38.98
1.36 - 1.50       44     301,936,926     28.05
1.51 - 1.75       28      67,111,108      6.24
1.76 - 2.00        7      12,024,448      1.12
2.01 >=            4       9,940,668      0.92
-------------------------------------------------
 Total:          190   1,076,288,358    100.00
-------------------------------------------------
  Min:  1.16    Max:  2.81     Wtd. Avg.:  1.35
-------------------------------------------------

Current Loan-to-Value Ratios (%)
-------------------------------------------------
                  No.     Aggregate        %
                  of    Cut-off Date      of
                 Loans     Balance       Pool
-------------------------------------------------
  20.1 - 30.0      1      4,417,257       0.41
  30.1 - 40.0      1      1,899,896       0.18
  40.1 - 50.0      7     13,278,646       1.23
  50.1 - 60.0     15     44,391,585       4.12
  60.1 - 70.0     50    296,301,800      27.53
  70.1 - 80.0    114    693,517,503      64.44
  80.1 - 90.0      2     22,481,671       2.09
-------------------------------------------------
 Total:          190  1,076,288,358     100.00
-------------------------------------------------
  Min:  27.5    Max:  83.8     Wtd. Avg.:  71.2
-------------------------------------------------

Balloon Loan-to-Value Ratios (%)
-------------------------------------------------
                  No.     Aggregate        %
                  of    Cut-off Date      of
                 Loans     Balance       Pool
-------------------------------------------------
0.1 - 10.0         5     11,940,086       1.11
10.1 - 20.0        1      4,417,257       0.41
20.1 - 30.0        1      1,899,896       0.18
30.1 - 40.0        7     21,529,048       2.00
40.1 - 50.0       15     40,016,981       3.72
50.1 - 60.0       48    231,397,469      21.50
60.1 - 70.0       99    685,373,598      63.68
70.1 - 80.0       14     79,714,022       7.41
-------------------------------------------------
 Total:          190  1,076,288,358     100.00
-------------------------------------------------
 Min:  1.3     Max:  72.7      Wtd. Avg.:  62.3
-------------------------------------------------

                                      T-15
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $925,607,000 (Approximate)
                          PNC Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C2

                         Prepayment Protection Analysis
               Percentage of Collateral by Prepayment Restriction

------------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions           October 2000     October 2001     October 2002      October 2003     October 2004     October 2005
------------------------------------------------------------------------------------------------------------------------------------
    Locked Out                         100.00%           98.59%           94.13%            86.80%           86.09%           82.04%
    Yield Maintenance Total              0.00%            1.41%            5.87%            13.20%           13.81%           17.18%
    Open                                 0.00%            0.00%            0.00%             0.00%            0.10%            0.78%
------------------------------------------------------------------------------------------------------------------------------------
    TOTALS                             100.00%          100.00%          100.00%           100.00%          100.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
    Pool Balance Outstanding    $1,076,288,358   $1,066,944,505   $1,056,818,645    $1,045,628,995   $1,033,512,677   $1,019,134,814
    % Initial Pool Balance             100.00%           99.13%           98.19%            97.15%           96.03%           94.69%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions           October 2006     October 2007     October 2008      October 2009      October 2010
---------------------------------------------------------------------------------------------------------------------
    Locked Out                         79.00%            81.84%          89.08%             79.32%           69.11%
    Yield Maintenance Total            17.67%            17.28%           5.99%              6.25%            8.66%
    Open                                3.33%             0.88%           4.92%             14.43%           22.23%
---------------------------------------------------------------------------------------------------------------------
    TOTALS                            100.00%           100.00%         100.00%            100.00%          100.00%
---------------------------------------------------------------------------------------------------------------------
    Pool Balance Outstanding     $996,812,485      $946,414,106    $830,573,100       $776,385,667      $61,088,047
    % Initial Pool Balance             92.62%            87.93%          77.17%             72.14%            5.68%
---------------------------------------------------------------------------------------------------------------------

   Notes:  (1)      The above analysis is based on Maturity Assumptions and a 0%
                    CPR as discussed in the Prospectus Supplement.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------